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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2011

FOREST OIL CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-13515 (Commission File Number)	25-0484900 (IRS Employer Identification No.)
707 17th Street, Suite 3600, Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)

303.812.1400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        On April 29, 2011, Lone Pine Resources Inc. ("Lone Pine") and Canadian Forest Oil Ltd. ("CFOL") entered into the first amendment (the "First Amendment") to the credit agreement, dated as of March 18, 2011, by and among Lone Pine, CFOL and a syndicate of banks led by JPMorgan Chase Bank, N.A., Toronto Branch (the "Lone Pine Credit Facility"). The primary purpose of the First Amendment is to increase the borrowing base under the Lone Pine Credit Facility from CD$300,000,000 to CD$350,000,000.

        The foregoing description of the First Amendment is qualified in its entirety to the full text of the First Amendment, a copy of which is attached to this report as Exhibit 10.1. The Lone Pine Credit Facility will remain inoperative until the closing of Lone Pine's previously announced initial public offering.

        The Registration Statement relating to Lone Pine's shares of common stock has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities. Any offers, solicitations of offers to buy, or any sales of securities will only be made in accordance with the registration requirements of the Securities Act of 1933 or an exemption therefrom. A written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, when available, may be obtained from J.P. Morgan Securities LLC via Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or by calling (866) 803-9204.

Item 9.01.    Financial Statements and Exhibits.

  (d)
  Exhibits.

Exhibit	Description
10.1	First Amendment dated April 29, 2011 to Credit Agreement dated as of March 18, 2011, among Lone Pine Resources Inc., as Parent, Canadian Forest Oil Ltd., as Borrower, The Lenders Party Thereto, The Toronto-Dominion Bank and Bank of Montreal, as Co-Syndication Agents, The Bank of Nova Scotia and Wells Fargo Financial Corporation Canada, as Co-Documentation Agents, and JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION (Registrant)
Dated: May 2, 2011	By	/s/ Cyrus D. Marter IV Cyrus D. Marter IV Senior Vice President, General Counsel and Secretary

 INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
10.1	First Amendment dated April 29, 2011 to Credit Agreement dated as of March 18, 2011, among Lone Pine Resources Inc., as Parent, Canadian Forest Oil Ltd., as Borrower, The Lenders Party Thereto, The Toronto-Dominion Bank and Bank of Montreal, as Co-Syndication Agents, The Bank of Nova Scotia and Wells Fargo Financial Corporation Canada, as Co-Documentation Agents, and JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent.

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K